                         Van Kampen American Capital



                              EQUITY INCOME FUND





                              Semi-Annual Report
                                 June 30, 1997


                             [PHOTO APPEARS HERE]











          -----A Wealth of Knowledge . A Knowledge of Wealth(TM)-----
                          VAN KAMPEN AMERICAN CAPITAL

            Table of Contents

Letter to Shareholders...............   1
Performance Results..................   3
Portfolio Highlights.................   4
Portfolio Management Review..........   5
Portfolio of Investments.............   8
Statement of Assets and Liabilities..  17
Statement of Operations..............  18
Statement of Changes in Net Assets...  19
Financial Highlights.................  20
Notes to Financial Statements........  23

EQI SAR 8/97

                             Letter to Shareholders


                                [PHOTO OF Dennis J. McDonnell and Don G. Powell]
                                      Dennis J. McDonnell and Don G. Powell

July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in

                                       1                   Continued on page two
short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

Outlook
     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.

     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.

     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                             /s/ Dennis J. McDonnell
Don G. Powell                                 Dennis J. McDonnell
Chairman                                      President
Van Kampen American Capital                   Van Kampen American Capital
Asset Management, Inc.                        Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                Van Kampen American Capital Equity Income Fund

                                                                   A Shares       B Shares      C Shares
Total Returns
Six-month total return based on NAV/1/................              14.65%         14.31%        14.31%
Six-month total return/2/.............................               8.08%          9.31%        13.31%
One-year total return/2/..............................              18.49%         19.88%        23.88%
Five-year average annual total return/2/..............              15.45%         15.71%          N/A
Ten-year average annual total return/2/...............              11.31%           N/A           N/A
Life-of-Fund average annual total return/2/...........              11.24%         15.46%        16.10%
Commencement Date.....................................            08/03/60       05/01/92      07/06/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

                Van Kampen American Capital Equity Income Fund

Top Ten Holdings as a Percentage of Long-Term Investments


                                                                 As of                   As of
                                                             June 30, 1997          December 31, 1996
BankAmerica Corp...............................................   2.4%  .................  2.3%
United States Treasury Notes...................................   2.1%  .................  2.4%
Exxon Corp.....................................................   2.0%  .................  0.7%
Texaco, Inc....................................................   2.0%  .................  1.9%
Royal Dutch Petroleum Co.--ADR (Netherlands)...................   1.8%  .................  1.4%
Philip Morris Cos., Inc........................................   1.7%  .................  1.5%
Roche Holdings, Inc............................................   1.7%  .................  1.9%
Allstate Corp..................................................   1.5%  .................  1.4%
First Union Corp...............................................   1.3%  .................  0.5%
PNC Bank Corp..................................................   1.2%  .................  N/A
N/A = Not Applicable

Top Five Portfolio Holdings by Sector as a Percentage of Long-Term Investments

As of June 30, 1997                                          As of December 31, 1996
Finance...................................        18%        Finance.........................         17%
Health Care...............................        15%        Energy..........................         11%
Energy....................................        12%        Health Care.....................         10%
Technology................................        11%        Technology......................         10%
Utilities.................................        11%        Utilities.......................         10%

Asset Allocation as a Percentage of Total Investments


As of June 30, 1997
  Stocks.....................   75%
  Bonds......................    7%
  Convertibles...............    8%                        [PIE CHART APPEARS HERE]
  United States Obligations..    2%
  Cash Equivalents...........    8%

As of December 31, 1996
  Stocks.....................   72%
  Bonds......................    8%
  Convertibles...............    9%                        [PIE CHART APPEARS HERE]
  United States Obligations..    2%
  Cash Equivalents...........    9%

                          Portfolio Management Review

                Van Kampen American Capital Equity Income Fund

We recently spoke with the management team of the Van Kampen American Capital Equity Income Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by James A. Gilligan, portfolio manager, Scott Carroll and Bret Stanley, associate portfolio managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q What were the key market conditions in which the Fund operated over the past six months?

A The combination of moderate economic growth and historically low inflation provided a near-ideal environment for equity investments during the period.
A weak bond market was unable to siphon investment money away from the stock market. Stocks continued to soar to record highs, but not without occasional flashes of volatility. We saw a correction of around 10 percent (as measured by the Dow Jones Industrial Average) that lingered from mid-March through mid-April. Since then, however, market averages have roared back and recovered from earlier losses.

     Throughout the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board's commitment to controlling inflation by raising short-term interest rates might slow the economy and cut into corporate earnings. With nervous investors searching for direction, we have not seen any one market sector or group of stocks emerge to provide clear leadership. If we had to characterize the market's recent rallies, we would point out a bias towards large-capitalization companies, although investors have been quick to punish the stocks of companies that reported disappointing earnings, regardless of their size. In a market in which the direction of corporate profits seems unclear, large-cap stocks offer the potential for predictable earnings streams. As a result, this capitalization group was an attractive sector during the period.

Q    How did you manage the Fund in response to these market conditions?

A We maintained our disciplined stock-selection process. When searching for securities to add to the Fund's portfolio, we attempt to identify blue chip securities, or stocks issued by well-known companies, that are reasonably valued. Through our research, we look for signals that a company's market valuation will improve, such as new management and secular or cyclical growth.

     With valuations inflated on an absolute and relative basis during the period, we have been highly selective, paying particular attention to the downside risk of any new position. In a narrow universe of attractively priced stocks, it has been increasingly important for us to clearly identify the catalyst for a stock's improving valuation. We search for stocks with valuations we can justify, as opposed to trendy stocks with exaggerated prices.

     We maintained a 10 percent asset allocation in bonds in a very difficult bond market. Because of increased volatility in the stock market towards the end of the reporting period and lingering questions about the direction of interest rates, we're keeping a prudently defensive posture. In an effort to further diversify the portfolio and search for new securities, we broadened our exposure overseas a bit to approximately 14 percent at the end of the period. Companies that have underperformed, but have signaled a possible turnaround with new management or another significant change, seem to be increasingly available outside the U.S. market. With U.S. companies somewhat picked over in an especially narrow market, Europe is emerging as an attractive landscape of corporate change. Some of the Fund's largest international holdings include Royal Dutch, Adidas, Philips Electronics, and telecommunications companies such as Alcatel, Nokia, and Ericsson.

Q What were some of the sectors represented in the Fund's portfolio during the reporting period?
A Health care, one of the best-performing sectors in the first quarter, and financial services were two of the Fund's largest sector holdings during the six months. Technology, utilities, and energy rounded out the top five sector holdings.
     In the financial services sector, companies are consolidating and buying back stock, which has enhanced the prospects of strong future earnings growth in this sector. Compared to 1996, the Fund's portfolio is more evenly distributed among the different areas of the financial industry. We have increased our weighting in the insurance industry, as we look for companies that are operating efficiently or are offering specialized services. For example, Allstate has begun appealing to homeowners located in historically less attractive urban areas, CIGNA is in the process of selling off its property casualty business and moving toward managed care, and Transamerica sold its consumer finance operations in May to focus on life insurance.
     In the health-care sector, we focused our holdings on large pharmaceutical companies, which have benefited from the high-volume growth spurred by trends in managed care. Some of our holdings include Bristol Myers and Warner Lambert, which have been excellent performers. Another holding, Aetna, a former multi-line insurance company, recently completed a successful transition to managed care. We will remain slightly overweighted in this sector, as it continues to show the potential for appreciation.
     The Fund's performance was hindered somewhat by its weighting in the utility sector due to lingering questions about the ability of companies to perform in a deregulated environment. The deregulation process, while progressing, is moving slowly and sporadically. The electric utility area, which had been the bias of the portfolio's utility investments, was the hardest hit. We continue to maintain exposure to utility stocks due to their excellent valuations, and rely on our stock-picking fundamentals to search out investment opportunities.

Q Can you cite a few additional examples of specific holdings that contributed to the Fund's competitive performance during the period?
A In the technology sector, we maintained a large stake in Lucent. When this stock was downgraded by Smith Barney during the reporting period, we took advantage of a buying opportunity and increased our position. In the telecommunications industry, Newbridge Network has experienced success in employing a new switching technology called asynchronous transfer mode, or ATM. Newbridge is hitting its growth curve, and has established itself as a market leader in the sector. That stock closed at approximately $28 at the end of 1996; by the end of June 1997, it was approximately $43. AT&T had been a substantial holding in the Fund's portfolio, but a corporate management change was not what we had hoped, so we trimmed that position back quite a bit. Two standouts in the financial sector were Conseco, a life insurance company, and Travelers, a financial services company. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the reporting period?
A The Fund achieved a total return of 14.65 percent/1/ (Class A shares at net asset value) for the six-month period ended June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 20.59 percent, and the Lipper Equity Income Fund Average produced a total return of 15.39 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Equity Income Fund Average reflects the average performance of the largest equity income funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q    How will you position the Fund in preparation for the months ahead?
A A market that continues to reach record highs on a consistent basis is always vulnerable to a correction. However, there are no proven methods of determining when and by how much the market might retrace its path. Our intent is to maintain a disciplined security-selection process, remain true to our strategy, avoid weighting the portfolio too heavily in any one sector, and keep the portfolio as close to fully invested as possible. At some point, the stock market will broaden to include a wider universe of value-oriented growth stocks, which should benefit the Fund. We believe that, on a relative basis, our portfolio management philosophy will potentially temper the effects of market volatility on the Fund. Of course, we are not immune to market declines, but our portfolio characteristics might provide a buffer that aggressive equity funds may lack.
     In keeping with the expectations of the Fund's shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolio to unwarranted risk. As always, we will search for the best companies at the best price, diversify broadly, and maintain a long-term investment horizon.


/s/ Alan T. Sachtleben          /s/ James A. Gilligan
Alan T. Sachtleben              James A. Gilligan
Chief Investment Officer        Portfolio Manager
Equity Investments

                                              Please see footnotes on page three

                           Portfolio of Investments

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Security
Description                                             Shares   Market Value
--------------------------------------------------------------------------------
Common and Preferred Stocks 74.0%
Consumer Distribution 3.0%
CVS Corp...............................................  84,971   $ 4,354,764
Federated Department Stores, Inc. (b).................. 336,200    11,682,950
Gap, Inc............................................... 346,500    13,470,187
Gymboree Corp. (b)..................................... 389,300     9,343,200
Kmart Financing I Trust--Convertible Preferred.........  73,700     4,044,288
                                                                  -----------
                                                                   42,895,389
                                                                  -----------
Consumer Durables 1.3%
Black & Decker Corp....................................  42,000     1,561,875
Eastman Kodak Co.......................................  66,000     5,065,500
Masco Corp............................................. 156,100     6,517,175
Newell Co.............................................. 141,100     5,591,088
                                                                  -----------
                                                                   18,735,638
                                                                  -----------
Consumer Non-Durables 4.6%
Adidas ADS (Germany)................................... 119,000     6,515,250
Campbell Soup Co.......................................  92,200     4,610,000
Colgate Palmolive Co................................... 108,200     7,060,050
Nabisco Holdings Corp., Class A........................ 264,300    10,538,963
Philip Morris Cos., Inc................................ 507,000    22,498,125
Procter & Gamble Co....................................  41,100     5,805,375
Quaker Oats Co.........................................  34,000     1,525,750
Ralston Purina Group...................................  87,100     7,158,531
                                                                  -----------
                                                                   65,712,044
                                                                  -----------
Consumer Services 3.1%
Bell & Howell Co. (b)..................................  85,100     2,622,144
Cognizant Corp......................................... 285,300    11,554,650
H & R Block, Inc....................................... 324,200    10,455,450
Lone Star Steakhouse (b)............................... 302,300     7,859,800
News Corp. Exchange Trust 144A--Convertible Preferred..  83,000     7,127,625
Walt Disney Co.........................................  66,100     5,304,525
                                                                  -----------
                                                                   44,924,194
                                                                  -----------

                                       8       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

Security
Description                                    Shares   Market Value
--------------------------------------------------------------------
Energy 8.5%
Coastal Corp.................................  156,100  $  8,302,569
El Paso Natural Gas Co.......................  112,000     6,160,000
Exxon Corp...................................  428,400    26,346,600
McDermott International, Inc.................  470,000    13,718,125
Royal Dutch Petroleum Co.--ADR (Netherlands).  444,400    24,164,250
Texaco, Inc..................................  221,700    24,109,875
USX Marathon Group...........................  314,500     9,081,187
Williams Cos., Inc.--Convertible Preferred...  104,000    10,712,000
                                                        ------------
                                                         122,594,606
                                                        ------------
Finance 14.2%
Allstate Corp................................  277,200    20,235,600
American General Corp........................  210,000    10,027,500
BankAmerica Corp.............................  486,200    31,390,287
BankBoston Corp..............................  147,000    10,593,187
Beacon Properties Corp.......................   62,000     2,069,250
Chase Manhattan Corp.........................   87,000     8,444,437
CIGNA Corp...................................   70,900    12,584,750
Citicorp.....................................   35,000     4,219,688
Conseco, Inc.................................  197,400     7,303,800
Everest Reinsurance Holdings, Inc............  205,100     8,127,088
First Union Corp.............................  182,000    16,835,000
Great Western Financial Corp.................   62,600     3,364,750
Hartford Life, Inc., Class A.................   44,100     1,653,750
Hertz Corp., Class A (b).....................   29,200     1,051,200
NationsBank Corp.............................  180,000    11,610,000
PMI Group, Inc...............................  106,000     6,611,750
PNC Bank Corp................................  393,100    16,362,787
Provident Cos., Inc..........................  134,000     7,169,000
Simon DeBartolo Group, Inc...................   86,000     2,752,000
TransAmerica Corp............................   73,000     6,830,063
Travelers Group, Inc.........................  113,000     7,126,063
Washington Mutual, Inc.......................   97,100     5,801,725

                                       9       See Notes to Financial Statements

                          June 30, 1997 (Unaudited)

Security
Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Finance (Continued)
Weingarten Realty Investors...........................     51,000  $  2,154,750
                                                                   ------------
                                                                    204,318,425
                                                                   ------------
Healthcare 10.7%
Abbott Laboratories..................................     152,300    10,166,025
Aetna, Inc...........................................     157,300    16,103,587
Alza Corp. (b).......................................     100,000     2,893,750
Amgen, Inc. (b)......................................      76,000     4,417,500
Bristol Myers Squibb Co..............................     143,000    11,583,000
Glaxo Wellcome, PLC--ADR (United Kingdom)............     290,500    12,146,531
Merck & Co., Inc.....................................     117,200    12,130,200
Mylan Laboratories, Inc..............................     141,000     2,079,750
Nellcor Puritan Bennett, Inc. (b)....................     503,000     9,116,875
Novartis AG--ADR (Switzerland).......................     177,000    14,126,813
PacifiCare Health Systems, Class B (b)...............     205,200    13,107,150
Pharmacia & Upjohn, Inc..............................     140,000     4,865,000
SmithKline Beecham PLC--ADR (United Kingdom).........     170,800    15,649,550
Teva Pharmaceutical Industries Ltd.--ADR (Israel)....      88,200     5,710,950
Warner Lambert Co....................................      88,200    10,958,850
Watson Pharmaceuticals, Inc. (b).....................     192,200     8,120,450
                                                                   ------------
                                                                    153,175,981
                                                                   ------------
Producer Manufacturing 6.8%
Allied Signal, Inc...................................     154,200    12,952,800
Canadian Pacific Ltd.................................     471,800    13,416,812
Fluor Corp...........................................      83,000     4,580,563
Honeywell, Inc.......................................     121,200     9,196,050
Ingersoll Rand Co....................................     179,600    11,090,300
Johnson Controls, Inc................................     219,600     9,017,325
Keystone International, Inc..........................     219,100     7,600,031
Philips Electronics N.V. (Netherlands)...............     135,100     9,710,313
Stewart & Stevenson Services, Inc....................     320,300     8,327,800
WMX Technologies, Inc................................     362,700    11,651,737
                                                                   ------------
                                                                     97,543,731
                                                                   ------------

                                       10     See Notes to Financial Statements

                          June 30, 1997 (Unaudited)

Security
Description                                         Shares    Market Value
Raw Materials/Processing Industries 3.6%
Betz Laboratories, Inc............................  107,000  $    7,062,000
Crown Cork & Seal Co., Inc........................  254,200      13,583,812
Du Pont (E. I.) de Nemours & Co...................  109,000       6,853,375
Fresenius National Med Care, Inc.--Preferred (b)..   12,000             690
James River Corp..................................  175,400       6,489,800
Morton International, Inc.........................   44,000       1,328,250
Praxair, Inc......................................  182,300      10,208,800
W R Grace & Co....................................  116,000       6,394,500
                                                             --------------
                                                                 51,921,227
                                                             --------------
Technology 9.4%
3Com Corp. (b)....................................   27,100       1,219,500
Alcatel Alsthom CGE--ADR (France).................  283,300       7,153,325
America Online, Inc. (b)..........................   61,000       3,393,125
Ascend Communications, Inc. (b)...................   41,000       1,614,375
BMC Software, Inc. (b)............................  149,300       8,267,488
Boeing Co.........................................   64,000       3,396,000
Cabletron Systems, Inc. (b).......................  146,000       4,133,625
Computer Associates International, Inc............   91,000       5,067,563
Ericsson L M Telephone Co., Class B--ADR (Sweden).  219,300       8,634,937
General Instrument Corp. (b)......................  304,400       7,610,000
General Signal Corp...............................  120,000       5,235,000
International Business Machines Corp..............   90,000       8,116,875
Intuit, Inc. (b)..................................   40,000         917,500
LSI Logic Corp. (b)...............................  179,000       5,728,000
Lucent Technologies, Inc..........................  135,200       9,742,850
Microsoft Corp. (b)...............................   83,100      10,501,762
Microsoft Corp.--Convertible Preferred............   85,000       7,395,000
Motorola, Inc.....................................   69,000       5,244,000
Newbridge Networks Corp. (b)......................  214,400       9,326,400
Nokia Corp.--ADR (Finland)........................  122,900       9,063,875
Tellabs, Inc. (b).................................   76,000       4,246,500
Xerox Corp........................................  112,200       8,849,775
                                                             --------------
                                                                134,857,475
                                                             --------------


                                       11      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)


---------------------------------------------------------------------------
Security
Description                                          Shares    Market Value
---------------------------------------------------------------------------
Transportation 0.6%
Canadian National Railway Co......................  189,400  $    8,286,250
                                                             --------------

Utilities 8.2%
AirTouch Communications, Inc. (b).................  159,000       4,352,625
AT&T Corp.........................................  228,600       8,015,287
BellSouth Corp....................................  263,300      12,210,537
Boston Edison Co..................................  296,900       7,830,737
Cable & Wireless PLC--ADR (United Kingdom)........  432,500      12,082,969
Cincinnati Bell, Inc..............................  182,400       5,745,600
CMS Energy Corp...................................  343,500      12,108,375
DTE Energy Co.....................................  189,100       5,223,888
Edison International..............................  357,400       8,890,325
Florida Progress Corp.............................  175,000       5,479,688
FPL Group, Inc....................................  170,000       7,830,625
Houston Industries, Inc...........................  424,300       9,095,931
Ohio Edison Co....................................  249,000       5,431,313
SBC Communications, Inc...........................   85,000       5,259,375
Scana Corp........................................  342,400       8,495,800
                                                             --------------
                                                                118,053,075
                                                             --------------
  Total Common and Preferred Stocks...............            1,063,018,035
                                                             --------------

                                          See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

------------------------------------------------------------------------------------
Par
Amount
(000)      Description                              Coupon  Maturity    Market Value
------------------------------------------------------------------------------------

           Corporate Obligations 7.2%
           Consumer Distribution 0.3%
$   4,000  May Department Stores Co................  8.375%    08/01/24  $  4,151,200
                                                                         ------------
           Consumer Durables 0.6%
    3,000  Ford Motor Co...........................  7.250     10/01/08     3,034,950
    3,000  Ford Motor Co. Delaware Note............  9.000     09/15/01     3,249,900
    3,000  General Motors Corp.....................  7.000     06/15/03     3,029,400
                                                                         ------------
                                                                            9,314,250
                                                                         ------------
           Consumer Services 0.5%
    5,000  Cox Communications, Inc.................  7.250     11/15/15     4,888,450
    1,500  Time Warner Entertainment Co. L.P.......  9.625     05/01/02     1,661,700
                                                                         ------------
                                                                            6,550,150
                                                                         ------------
           Energy 2.1%
    5,000  Enron Corp..............................  9.125     04/01/03     5,538,000
    5,000  NGC Corp................................  6.750     12/15/05     4,893,500
    4,000  Occidental Petroleum Corp............... 10.125     11/15/01     4,493,600
    6,000  Sonat, Inc..............................  6.875     06/01/05     5,973,600
    1,500  Texaco Capital, Inc.....................  8.250     10/01/06     1,635,510
    5,500  Texas Eastern Transmission Corp.........  8.250     10/15/04     5,942,750
    2,000  Western Atlas, Inc......................  7.875     06/15/04     2,105,800
                                                                         ------------
                                                                           30,582,760
                                                                         ------------
           Finance 0.2%
    2,000  General Electric Capital Corp...........  8.900     09/15/04     2,233,240
                                                                         ------------

           Producer Manufacturing 0.1%
    1,500  Reliance Electric Co....................  6.800     04/15/03     1,490,100
                                                                         ------------
           Raw Materials/Processing Industries 1.1%
    5,000  Crown Cork & Seal, Inc..................  8.375     01/15/05     5,385,950
    5,000  Georgia Pacific Corp....................  9.500     05/15/22     5,415,500
    5,000  James River Corp........................  8.375     11/15/01     5,270,750
                                                                         ------------
                                                                           16,072,200
                                                                         ------------
           Technology 0.3%
    4,000  Philips Electronics NV (Netherlands)....  7.750     04/15/04     4,144,400
                                                                         ------------


                                           See Notes to Financial Statements

                         June 30, 1997 (Unaudited)

=================================================================================================================
Par
Amount
(000)           Description                                                     Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------------------------
                Transportation 0.6%
$   5,500       Norfolk Southern Corp.........................................   7.700%    05/15/17  $  5,677,650
    3,000       Union Pacific Corp............................................   7.600     05/01/05     3,091,710
                                                                                                     ------------
                                                                                                        8,769,360
                                                                                                     ------------
                Utilities 1.4%
    5,000       360 Communications Co.........................................   7.125     03/01/03     5,005,000
    4,000       Compania De Telocomunicaciones (Chile).........................  7.625     07/15/06     4,109,800
    1,000       Tennessee Valley Authority, Series G..........................   8.625     11/15/29     1,074,850
   10,000       Worldcom Inc..................................................   7.750     04/01/07    10,242,500
                                                                                                     ------------
                                                                                                       20,432,150
                                                                                                     ------------
                     Total Corporate Obligations................................................      103,739,810
                                                                                                     ------------
                Convertible Corporate Obligations 8.1%
                Consumer Durables 0.8%
   26,000       Deutsche Finance Netherlands 144A (Convertible
                into 128,778 Daimler Benz common shares) (c)..................       *     02/12/17    11,960,000
                                                                                                     ------------

                Consumer Non-Durables 0.8%
    8,000       Grand Metropolitan PLC 144A (Convertible
                into 1,166,184 common shares) (c).............................   6.500     01/31/00    11,288,000
                                                                                                     ------------

                Consumer Services 1.1%
   17,000       ADT Operations, Inc. (Convertible into 231,030
                Tyco International Ltd. common shares)........................       *     07/06/10    15,990,625
                                                                                                     ------------

                Finance 2.2%
    5,000       Aegon N V (Convertible into
                180,000 common shares)........................................   4.750     11/01/04    12,537,500
    1,100       American Travellers Corp. (Convertible into
                84,656 Conseco Inc. common shares)............................   6.500     10/01/05     3,170,750
    8,160       Berkshire Hathaway, Inc. (Convertible into
                144,024 Salomon Inc. common shares)...........................       *     12/02/01     8,547,600
    3,600       Equitable Companies, Inc. (Convertible
                into 145,454 common shares)...................................   6.125     12/15/24     4,855,500
  STRYPES       Merrill Lynch & Co., Inc., 94,500
                shares (Convertible into 77,452 Cox
                Communication common shares)..................................   6.000     06/01/99     2,245,262
                                                                                                     ------------
                                                                                                       31,356,612
                                                                                                     ------------

                                       14      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                Coupon        Maturity         Market Value
-------------------------------------------------------------------------------------------------
           Healthcare 2.7%
 $12,000   Alza Corp. (Convertible into
           155,844 common shares)..................        *        07/14/14          $ 5,295,000

  43,500   Roche Holdings, Inc. (Convertible
           into 206,347 common shares).............        *        04/20/10           22,021,875

   2,090   Sandoz Ltd. (Convertible into
           1,850 common shares)....................    2.000%       10/06/02            3,135,000

   4,000   United Technologies Corp. (Convertible
           into 32,992 common shares)..............        *        09/08/97            8,750,000
                                                                                    -------------
                                                                                       39,201,875
                                                                                    -------------
           Producer Manufacturing 0.2%
   2,760   USA Waste Services, Inc. (Convertible
           into 63,368 common shares)..............    4.000        02/01/02            2,984,250
                                                                                    -------------

           Raw Materials/Processing Industries 0.3%
   7,500   RPM Convertibles, Inc. (Convertible
           into 183,120 common shares).............        *        09/30/12            3,618,750
                                                                                    -------------
              Total Convertible Corporate Obligations......................           116,400,112
                                                                                    -------------

           United States Obligations 2.1%
   2,100   United States Treasury Bond.............    7.250        05/15/16            2,190,888
  22,000   United States Treasury Notes (a)........    6.375        07/15/99           22,127,160
   2,000   United States Treasury Notes (a)........    7.500        02/15/05            2,118,430
   3,000   United States Treasury Notes (a)........    6.875        05/15/06            3,064,230
                                                                                    -------------
              Total United States Obligations..............................            29,500,708
                                                                                    -------------
Total Long-Term Investments 91.4% (Cost $1,048,919,126)....................         1,312,658,665
                                                                                    -------------

Short-Term Investments 8.1%
Commercial Paper 3.4%
General Electric Capital Corp. ($49,130,000 par,
yielding 6.051%, 07/01/97 maturity) (a)....................................            49,121,743
                                                                                    -------------

Repurchase Agreements 1.8%
SBC Capital Markets ($26,025,000 par collateralized by
U.S. Government obligations in a pooled cash account,
dated 06/30/97, to be sold on 07/01/97 at $26,029,048).....................            26,025,000
                                                                                    -------------

                                      15       See Notes to Financial Statements

                          June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------------------------
Description                                                                          Market Value
-------------------------------------------------------------------------------------------------
United States Agencies 2.9%
Federal Home Loan Bank ($9,600,000 par, yielding 5.324%, 07/10/97 maturity) (a)..  $    9,586,107
Federal Home Loan Mortgage Corporation ($25,000,000 par, yielding 5.512%,
09/12/97 maturity)...............................................................      24,726,000
Federal National Mortgage Association ($7,375,000 par, yielding 5.479%,
09/24/97 maturity)...............................................................       7,279,346
                                                                                   --------------
          Total United States Agencies...........................................      41,591,453
                                                                                   --------------
Total Short-Term Investments (Cost $116,735,447).................................     116,738,196
                                                                                   --------------
Total Investments 99.5% (Cost $1,165,654,573)....................................   1,429,396,861
                                                                                   --------------
Other Assets in Excess of Liabilities 0.5%.......................................       6,387,819
                                                                                   --------------
Net Assets 100.0%................................................................  $1,435,784,680
                                                                                   ===============

* Zero coupon bond
STRYPES--Structured yield product exchangeable for stock, traded in shares
(a) Assets segregated as collateral for open futures transactions.
(b) Non-income producing security as this stock currently does not declare dividends.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                      16       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1997 (Unaudited)

----------------------------------------------------------------------------------------------------------
Assets:
Total Investments (Cost $1,165,654,573)..................................................   $1,429,396,861
Cash.....................................................................................            5,257
Receivables:
  Investments Sold.......................................................................        5,709,260
  Interest...............................................................................        2,949,751
  Fund Shares Sold.......................................................................        2,762,751
  Dividends..............................................................................        1,417,533
Other....................................................................................          272,135
                                                                                            --------------
     Total Assets........................................................................    1,442,513,548
                                                                                            --------------
Liabilities:
Payables:
  Fund Shares Repurchased................................................................        2,245,801
  Investments Purchased..................................................................        1,577,162
  Distributor and Affiliates.............................................................        1,249,741
  Variation Margin on Futures............................................................          538,650
  Investment Advisory Fee................................................................          537,613
  Income Distributions...................................................................          240,391
Accrued Expenses.........................................................................          240,124
Deferred Compensation and Retirement Plans...............................................           99,386
                                                                                            --------------
     Total Liabilities...................................................................        6,728,868
                                                                                            --------------
Net Assets...............................................................................   $1,435,784,680
                                                                                            ==============
Net Assets Consist of:
Capital..................................................................................   $1,111,773,920
Net Unrealized Appreciation..............................................................      264,761,205
Accumulated Net Realized Gain............................................................       57,256,587
Accumulated Undistributed Net Investment Income..........................................        1,992,968
                                                                                            --------------
Net Assets...............................................................................   $1,435,784,680
                                                                                            ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $572,753,721
     and 76,077,696 shares of beneficial interest issued and outstanding)................   $         7.53
     Maximum sales charge (5.75%* of offering price).....................................              .46
                                                                                            --------------
     Maximum offering price to public....................................................   $         7.99
                                                                                            ==============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $795,827,632
     and 106,164,085 shares of beneficial interest issued and outstanding)...............   $         7.50
                                                                                            ==============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $67,203,327
     and 8,964,541 shares of beneficial interest issued and outstanding).................   $         7.50
                                                                                            ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                       17      See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
Investment Income:
Dividends........................................................ $  9,991,492
Interest.........................................................    9,425,896
Other............................................................        5,000
                                                                  ------------
    Total Income.................................................   19,422,388
                                                                  ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $580,050, $3,489,747 and $299,948, respectively).    4,369,745
Investment Advisory Fee..........................................    2,404,876
Shareholder Services.............................................    1,124,748
Custody..........................................................       29,635
Legal............................................................       28,837
Trustees Fees and Expenses.......................................       10,992
Other............................................................      414,984
                                                                  ------------
    Total Expenses...............................................    8,383,817
                                                                  ------------
Net Investment Income............................................ $ 11,038,571
                                                                  ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
    Investments.................................................. $ 48,814,107
    Options......................................................      593,389
    Futures......................................................   10,200,753
                                                                  ------------
Net Realized Gain................................................   59,608,249
                                                                  ------------
Unrealized Appreciation/Depreciation:
    Beginning of the Period......................................  159,606,826
                                                                  ------------
    End of the Period:
         Investments.............................................  263,742,288
         Futures.................................................    1,018,917
                                                                  ------------
                                                                   264,761,205
                                                                  ------------
Net Unrealized Appreciation During the Period....................  105,154,379
                                                                  ------------
Net Realized and Unrealized Gain................................. $164,762,628
                                                                  ============
Net Increase in Net Assets From Operations....................... $175,801,199
                                                                  ============

                                       18      See Notes to Financial Statements

                      Statement of Changes in Net Assets
                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)
================================================================================


                                                              Six Months Ended          Year Ended
                                                                 June 30, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.......................................    $   11,038,571      $   19,968,031
Net Realized Gain...........................................        59,608,249          68,950,601
Net Unrealized Appreciation During the Period...............       105,154,379          52,838,493
                                                                --------------      --------------
    Change in Net Assets from Operations....................       175,801,199         141,757,125
                                                                --------------      --------------
Distributions from Net Investment Income:
    Class A Shares..........................................        (5,159,274)         (9,713,457)
    Class B Shares..........................................        (4,473,137)         (9,411,080)
    Class C Shares..........................................          (382,809)           (840,514)
                                                                --------------      --------------
                                                                   (10,015,220)        (19,965,051)
                                                                --------------      --------------
Distributions from Net Realized Gain:
    Class A Shares..........................................        (8,201,487)        (23,861,990)
    Class B Shares..........................................       (11,185,223)        (31,798,200)
    Class C Shares..........................................          (968,096)         (2,794,580)
                                                                --------------      --------------
                                                                   (20,354,806)        (58,454,770)
                                                                --------------      --------------
    Total Distributions.....................................       (30,370,026)        (78,419,821)
                                                                --------------      --------------
Net Change in Net Assets
  from Investment Activities................................       145,431,173          63,337,304
                                                                --------------      --------------
From Capital Transactions:
Proceeds from Shares Sold...................................       228,068,061         398,265,655
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................................        27,571,860          70,824,847
Cost of Shares Repurchased..................................      (125,456,229)       (169,322,567)
                                                                --------------      --------------
Net Change in Net Assets
  from Capital Transactions.................................       130,183,692         299,767,935
                                                                --------------      --------------
Total Increase in Net Assets................................       275,614,865         363,105,239
Net Assets:
Beginning of the Period.....................................     1,160,169,815         797,064,576
                                                                --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,992,968 and $969,617 respectively).....................    $1,435,784,680      $1,160,169,815
                                                                ==============      ==============

                                      19       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

-----------------------------------------------------------------------------------------------
                                                                   Year Ended December 31,
                                         Six Months Ended     ---------------------------------
Class A Shares                              June 30, 1997      1996     1995     1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $  6.740    $ 6.31   $ 5.16   $ 5.55    $ 5.15
                                                 --------    ------   ------   ------    ------
  Net Investment Income........................      .074      .158      .20      .21       .19
  Net Realized and Unrealized Gain/Loss........      .899      .796    1.458    (.317)    .6055
                                                 --------    ------   ------   ------    ------
Total from Investment Operations...............      .973      .954    1.658    (.107)    .7955
                                                 --------    ------   ------   ------    ------
Less:
  Distributions from Net Investment Income.....      .070      .156     .188    .1855      .168
  Distributions from Net Realized Gain.........      .114      .368      .32    .0975     .2275
                                                 --------    ------   ------   ------    ------
Total Distributions............................      .184      .524     .508     .283     .3955
                                                 --------    ------   ------   ------    ------
Net Asset Value, End of the Period.............  $  7.529    $6.740   $ 6.31   $ 5.16    $ 5.55
                                                 ========    ======   ======   ======    ======
Total Return (a)...............................   14.65%*    15.55%   32.57%   (1.98%)   16.00%
Net Assets at End of the Period (In millions)..  $  572.8    $471.8   $349.9   $240.5    $187.6
Ratio of Expenses to Average Net Assets (b)....      .85%      .97%     .95%    1.02%     1.06%
Ratio of Net Investment Income to
  Average Net Assets (b).......................     2.20%     2.50%    3.43%    3.60%     3.33%
Portfolio Turnover.............................      38%*       99%      92%      92%      101%
Average Commission Paid Per
  Equity Share Traded (c)......................  $  .0592    $.0582       --       --        --


* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       20   See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


================================================================================

                                                                  Year Ended December 31,
                                        Six Months Ended    ------------------------------------
Class B Shares                             June 30, 1997       1996     1995     1994    1993(a)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $  6.713     $ 6.30   $ 5.16   $ 5.55    $ 5.15
                                                --------     ------   ------   ------    ------
  Net Investment Income.......................      .049       .113      .15      .13       .14
  Net Realized and Unrealized Gain/Loss.......      .892       .784    1.458    (.277)    .6155
                                                --------     ------   ------   ------    ------
Total from Investment Operations..............      .941       .897    1.608    (.147)    .7555
                                                --------     ------   ------   ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.....................      .044       .116     .148    .1455      .128
  Distributions from Net Realized Gain........      .114       .368      .32    .0975     .2275
                                                --------     ------   ------   ------    ------
Total Distributions...........................      .158       .484     .468     .243     .3555
                                                --------     ------   ------   ------    ------
Net Asset Value, End of the Period............  $  7.496     $6.713   $ 6.30   $ 5.16    $ 5.55
                                                ========     ======   ======   ======    ======
Total Return (b)..............................    14.31%*    14.56%   31.51%   (2.70%)   14.94%
Net Assets at End of the Period (In millions).  $  795.8     $633.3   $408.9   $242.0    $115.4
Ratio of Expenses to Average Net Assets (c)...     1.63%      1.74%    1.75%    1.82%     1.89%
Ratio of Net Investment Income to
  Average Net Assets (c)......................     1.43%      1.74%    2.62%    2.82%     2.45%
Portfolio Turnover............................       38%*       99%      92%      92%      101%
Average Commission Paid Per
  Equity Share Traded (d).....................  $  .0592     $.0582       --       --        --


* Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                       21      See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================

                                                                                  Year Ended                          July 6, 1993
                                                                                 December 31,                        (Commencement
                                                 Six Months Ended       ------------------------------         of Distribution) to
Class C Shares                                      June 30, 1997       1996         1995      1994(a)        December 31, 1993(a)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..              $   6.713      $   6.30    $    5.16    $ 5.55                     $  5.37
                                                        ---------      --------    ---------    ------                     -------

  Net Investment Income...................                   .049          .113          .15       .14                         .06
  Net Realized and Unrealized
    Gain/Loss.............................                   .893          .784        1.458     (.287)                       .379
                                                        ---------      --------    ---------    ------                     -------
Total from Investment Operations..........                   .942          .897        1.608     (.147)                       .439
                                                        ---------      --------    ---------    ------                     -------

Less:
  Distributions from and in Excess of
    Net Investment Income.................                   .044          .116         .148     .1455                        .064
  Distributions from Net Realized Gain....                   .114          .368          .32     .0975                        .195
                                                        ---------      --------    ---------    ------                     -------
Total Distributions.......................                   .158          .484         .468      .243                        .259
                                                        ---------      --------    ---------    ------                     -------
Net Asset Value, End of the Period........              $   7.497      $  6.713    $    6.30    $ 5.16                     $  5.55
                                                        =========      ========    =========    ======                     =======
Total Return (b)..........................                 14.31%*       14.56%       31.51%    (2.70%)                      8.27%*
Net Assets at End of the Period
  (In millions)...........................              $   67.2       $   55.2    $    38.3    $ 26.9                     $  10.0
Ratio of Expenses to
  Average Net Assets (c)..................                 1.64%          1.74%        1.76%     1.82%                       1.98%
Ratio of Net Investment Income to
  Average Net Assets (c)..................                 1.42%          1.73%        2.63%     2.83%                       2.27%
Portfolio Turnover........................                   38%*           99%          92%       92%                        101%
Average Commission Paid Per
  Equity Share Traded (d).................              $  .0592         $.0582           --        --                          --

* Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       22     See Notes to Financial Statements

                         Notes to Financial Statements
                          June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or

                          June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,166,069,512; the aggregate gross unrealized appreciation is $280,053,673 and the aggregate gross unrealized depreciation is $15,707,407, resulting in net unrealized appreciation on investments and open futures transactions of $264,346,266.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1997 (Unaudited)
===============================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets                                                  % Per Annum
===============================================================================
First $150 million................................................    .50 of 1%
Next $100 million.................................................    .45 of 1%
Next $100 million.................................................    .40 of 1%
Over $350 million.................................................    .35 of 1%

     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $28,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $97,600 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $852,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.
     For the six months ended June 30, 1997, the Fund paid brokerage commissions to Morgan Stanley Group, Inc. and Dean Witter, both of which are affiliates of VKAC, totaling $1,875.
     At June 30, 1997, VKAC owned 228,403 shares of Class A and 224 shares each of Classes B and C, respectively.

                           June 30, 1997 (Unaudited)

============================================================================
  3. Capital Transactions
     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
     At June 30, 1997, capital aggregated $421,161,246, $637,425,061 and
$53,187,613 for Classes A, B, and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                Shares                 Value
============================================================================
Sales:
  Class A..............................     14,349,873         $ 100,463,829
  Class B..............................     16,688,905           116,388,649
  Class C..............................      1,609,977            11,215,583
                                           -----------         -------------
Total Sales............................     32,648,755         $ 228,068,061
                                           ===========         =============

Dividend Reinvestment:
  Class A..............................      1,703,830         $  12,029,098
  Class B..............................      2,061,057            14,438,227
  Class C..............................        157,708             1,104,535
                                           -----------         -------------
Total Dividend Reinvestment............      3,922,595         $  27,571,860
                                           ===========         =============

Repurchases:
  Class A..............................     (9,965,013)        $ (69,911,964)
  Class B..............................     (6,918,858)          (48,410,867)
  Class C..............................     (1,020,643)           (7,133,398)
                                           -----------         -------------
Total Repurchases......................    (17,904,514)        $(125,456,229)
                                           ===========         =============

                           June 30, 1997 (Unaudited)

================================================================================
     At December 31, 1996, capital aggregated $378,580,283, $555,009,052 and
$48,000,893 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:



                                                Shares                       Value
==================================================================================
Sales:
  Class A...............................    23,837,337           $ 156,204,412
  Class B...............................    34,033,201             221,511,042
  Class C...............................     3,157,673              20,550,201
                                           -----------           -------------
Total Sales.............................    61,028,211           $ 398,265,655
                                           ===========           =============
Dividend Reinvestment:
  Class A...............................     4,571,980           $  29,903,434
  Class B...............................     5,828,833              37,983,943
  Class C...............................       450,818               2,937,470
                                           -----------           -------------
Total Dividend Reinvestment.............    10,851,631           $  70,824,847
                                           ===========           =============
Repurchases:
  Class A...............................   (13,879,242)          $ (91,378,219)
  Class B...............................   (10,471,038)            (68,387,863)
  Class C...............................    (1,465,191)             (9,556,485)
                                           -----------           -------------
Total Repurchases.......................   (25,815,471)          $(169,322,567)
                                           ===========           =============

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                               Contingent Deferred
                                  Sales Charge
Year of Redemption             Class B     Class C
First........................   5.00%       1.00%
Second.......................   4.00%        None
Third........................   3.00%        None
Fourth.......................   2.50%        None
Fifth........................   1.50%        None
Sixth and Thereafter.........    None        None

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $274,400 and CDSC on redeemed shares of approximately $649,500. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $544,230,983 and $441,728,165, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

                           June 30, 1997 (Unaudited)

A. Option Contracts--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.
     Transactions in options for the six months ended June 30, 1997, were as follows:

                                                      Contracts     Premium
===========================================================================
Outstanding at December 31, 1996...................       -0-     $     -0-
Options Written and Purchased (Net)................     8,750       593,389
Options Exercised (Net)............................       -0-           -0-
Options Expired (Net)..............................    (8,750)     (593,389)
                                                       ------     ---------
Outstanding at June 30, 1997.......................       -0-     $     -0-
                                                       ======     =========

B. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
     Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                  Contracts
===========================================================================
Outstanding at December 31, 1996................................     152
Futures Opened..................................................     344
Futures Closed..................................................    (334)
                                                                    ----
Outstanding at June 30, 1997....................................     162
                                                                    ====

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     The futures contracts outstanding at June 30, 1997, and the description and unrealized appreciation are as follows:

                                                                      Unrealized
                                                         Contracts  Appreciation
--------------------------------------------------------------------------------
Long Contracts--Sept 1997 S&P 500 Index Futures
  (Current Notional Value of $445,125 per contract).....       162    $1,018,917
                                                               ===    ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $2,879,400.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 108,093,854 shares voted for the proposal, 1,724,366 shares voted against and 4,569,256 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 112,615,465 shares voted in his favor and 1,772,010 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 112,603,064 shares voted in his favor and 1,784,411 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 112,544,288 shares voted in her favor and 1,843,188 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 112,633,619 shares voted in his favor and 1,753,856 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 112,617,357 shares voted in his favor and 1,770,118 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 112,596,574 shares voted in his favor and 1,790,901 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 112,636,170 shares voted in his favor and 1,751,305 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 112,596,587 shares voted in his favor and 1,789,888 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 112,636,285 shares voted in his favor and 1,751,190 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 109,254,330 shares voted for the proposal, 894,935 shares voted against and 4,238,211 shares abstained.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund
EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund
FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                Van Kampen American Capital Equity Income Fund

Board of  Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers
Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

Van Kampen American Capital Distributors, Inc.             ____________________
One Parkview Plaza                                        |                    |
Oakbrook Terrace, Illinois 60181                          |      Bulk Rate     |
                                                          |    U.S. Postage    |
                                                          |        PAID        |
                                                          |     VAN KAMPEN     |
                                                          |  AMERICAN CAPITAL  |
                                                          |____________________|